UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________
FORM 8-K

_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 4, 2019
_________________________
 Verint Systems Inc
(Exact name of registrant as specified in its charter)

_________________________

Delaware	001-34807	11-3200514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Broadhollow Road
Melville,	New York	11747

(Address of principal executive offices, and zip code)

(631)	962-9600
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	VRNT	The NASDAQ Stock Market, LLC
(NASDAQ Global Select Market)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 4, 2019, Verint Systems Inc. (the “Company”) entered into an Investment Agreement (the “Investment Agreement”) with Valor Parent LP (the "Investor"), an affiliate of Apax Partners L.P., whereby, subject to certain closing conditions, the Investor has agreed to purchase in a private placement an aggregate of up to $400,000,000 of new preferred stock of the Company as follows:

•
A total of 200,000 shares of the Company’s Series A Convertible Perpetual Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) would be purchased at a purchase price of $1,000 per share (the “Series A Private Placement”). The closing of the Series A Private Placement is conditioned upon satisfaction or waiver of certain customary closing conditions, including receipt of required regulatory and government approvals. Closing of the Series A Private Placement is expected to occur during the first quarter of the Company’s fiscal year ending January 31, 2021 (such closing date, the “Series A Closing Date”).

•
Up to 200,000 shares of the Company’s Series B Convertible Perpetual Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” and together with the Series A Preferred Stock, the “Preferred Stock”) would be purchased at a purchase price of $1,000 per share (the “Series B Private Placement” and together with the Series A Private Placement, the “Private Placements”). The closing of the Series B Private Placement is contingent upon completion of the Spin-Off (as defined below), the respective enterprise values of the Company’s Customer Engagement Solutions business and Cyber Intelligence Solutions business at the time of the Spin-Off being above a specified floor as set forth in the Investment Agreement as well as satisfaction or waiver of certain customary closing conditions. Closing of the Series B Private Placement is expected to be shortly following consummation of the Spin-Off and determination of the relative enterprise values of the two businesses (the “Series B Closing Date” and together with the Series A Closing Date, as applicable, the “Applicable Closing Date”).

Each of the rights, preferences and privileges of the Series A Preferred Stock and Series B Preferred Stock are set forth in separate certificates of designation to be filed with the Secretary of State of the State of Delaware on the Applicable Closing Date, forms of which are attached as Exhibit A and Exhibit B, respectively, to the Investment Agreement (the “Certificates of Designation”).
The Preferred Stock will rank senior to the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Preferred Stock will have a liquidation preference of $1,000 per share. Holders of Preferred Stock will be entitled to a cumulative dividend at a rate of 5.20% per annum until the 48-month anniversary of the Series A Closing Date and thereafter at a rate of 4.00% per annum, subject in each case to adjustment under certain circumstances. Dividends on the Preferred Stock will be cumulative and payable semi-annually in arrears in cash, as set forth in the applicable Certificate of Designation. All dividends that are not paid in cash will remain accumulated dividends with respect to each share of Preferred Stock. The applicable dividend rate is subject to increase (i) to 6.00% per annum in the event the number of shares of Common Stock into which the Preferred Stock could be converted exceeds 19.9% of the voting power of outstanding Common Stock on the Series A Closing Date (unless the Company obtains shareholder approval of the issuance of Common Stock upon conversion of the Preferred Stock) and (ii) by 1.00% each year, up to a maximum dividend rate of 10.00% per annum, in the event the Company fails to satisfy its obligations to redeem the Preferred Stock in specified circumstances.
The Series A Preferred Stock will be convertible into Common Stock at the election of the holder at any time at an initial conversion price of $53.50, which represents a 17.1% premium over the volume-weighted average price per share (“VWAP”) of the Common Stock over the 45 consecutive trading days immediately prior to December 4, 2019. Assuming completion of the Spin-Off, the Series A Preferred Stock will not participate in the Spin-Off distribution of the shares of the company holding the Company’s cyber intelligence business, and instead, the conversion price will be adjusted based on the ratio of the trading prices of the two companies over a short period following the Spin-Off, subject to a collar. The Series B Preferred Stock will be convertible into Common Stock at the election of the holder at any time at a conversion price that is 100% of the average of the VWAP of the Common Stock for the 20 consecutive trading days immediately following the consummation of the Spin-Off (in each case subject to adjustment pursuant to the applicable Certificate of Designation), subject to a collar on the minimum and maximum enterprise value of the Company post consummation of the Spin-Off. At any time after 36 months following the Applicable Closing Date, the Company will have the option to require that all (but not less than all) of the then-outstanding shares of Preferred Stock of the series convert into Common Stock if the VWAP of the

Common Stock for at least 30 trading days in any 45 consecutive trading day period (including the last five consecutive trading days in such period) exceeds 175% of the then-applicable conversion price of such series (a “Mandatory Conversion”).
The Company may redeem any or all of the Preferred Stock of a series for cash at any time after the 72-month anniversary of the Applicable Closing Date at a redemption price equal to 100% of the liquidation preference of the shares of such series, plus any accrued and unpaid dividends to, but excluding, the redemption date, plus the make-whole amount designed to allow the Investor to earn a total 8.00% internal rate of return on such shares. At any time after the 102-month anniversary of the Applicable Closing Date, the holders of the applicable series of Preferred Stock shall have the right to cause the Company to redeem all of the outstanding shares of Preferred Stock of such series for cash at a redemption price equal to 100% of the liquidation preference of the shares of such series, plus any accrued and unpaid dividends to, but excluding, the redemption date. Upon the occurrence of a Change of Control Triggering Event (as defined in the Certificates of Designation), the Company is also required to redeem all of the outstanding shares of Preferred Stock for cash at a redemption price equal to 100% of the liquidation preference of the shares of such series, plus any accrued and unpaid dividends to, but excluding, the redemption date.
Voting Rights
The Certificates of Designation provide that holders of the Preferred Stock shall have the right to vote on matters submitted to a vote of the holders of Common Stock on an as-converted basis unless required by applicable law, but in no event will the holders of Preferred Stock have the right to vote shares of Preferred Stock on as as-converted basis in excess of 19.9% of the voting power of the Common Stock outstanding immediately prior to the date of the Investment Agreement.
Restrictions on Transfer
The Investor has agreed to restrictions on its ability to dispose of shares of the Preferred Stock until the earlier to occur of (1) the 36-month anniversary of the Series A Closing Date or (2) the 24-month anniversary of the consummation of the Spin-Off (the “Preferred Stock Restricted Period”). Following the Preferred Stock Restricted Period, the Preferred Stock may not be sold or transferred without the prior written consent of the Company (which consent will not be unreasonably withheld or delayed). The Investor has also agreed to restrictions on its ability to dispose of the Common Stock issued upon conversion of the Preferred Stock until the earlier to occur of (1) the 12-month anniversary of consummation of the Spin-Off or (2) the 24-month anniversary of the Series A Closing Date. These restrictions do not apply to, among other exceptions, certain transfers to one or more permitted co-investors or transfers or pledges of the Preferred Stock or Common Stock pursuant to the terms of specified margin loans to be entered into by the Investor as well as transfers effected pursuant to a merger, consolidation or similar transaction consummated by the Company and transfers that are approved by the Company’s board of directors.
Board Representation
Pursuant to the Investment Agreement, the Company has agreed to increase the size of its board of directors to ten directors in connection with the Series A Closing Date and to elect one individual designated by Apax (the “Apax Designee”) to the board of directors for a term expiring at the 2020 annual meeting of the Company’s stockholders. At the 2020 annual meeting of the Company’s stockholders, the Company will nominate the Apax Designee for election as a director with a term expiring at the subsequent annual meeting of the Company’s stockholders. Upon the Series B Closing Date, the Company has agreed to increase the size of its board (if necessary) and cause another individual that is mutually agreed between Apax and the Company, and who is confirmed by the Corporate Governance and Nominating Committee of the Company’s board of directors to qualify as an “Independent Director” as defined in such committee’s charter, to be elected to the board of directors no later than 90 days following the Series B Closing Date (the “Independent Designee”).
So long as the Investor beneficially owns shares of Preferred Stock and/or shares of Common Stock issued upon conversion of shares of Preferred Stock that represent, in the aggregate and on an as-converted basis, at least 75% of the shares of Common Stock (on an as-converted basis) originally issued at the time of the Series A Closing Date and Series B Closing Date, as applicable, then the Investor will continue to have the right to designate the Apax Designee and to agree with the Company regarding the Independent Designee. So long as the Investor beneficially owns shares of Preferred Stock and/or shares of Common Stock issued upon conversion of the shares of Preferred Stock that represent, in the aggregate and on an as-converted basis, at least 66 2/3% of the shares of Common Stock (on an as-converted basis) originally issued at the time of the Series A Closing Date and Series B Closing Date, as applicable, then the Investor will continue to have the right to designate the Apax Designee.

Preemptive Rights
Under the Investment Agreement, so long as the Investor beneficially owns shares of (i) each series of Preferred Stock that represent at least 66 2/3% of the shares of Preferred Stock of such series originally issued at the time of the Series A Closing Date and Series B Closing Date, as applicable, or (ii) if as a result of a Mandatory Conversion such threshold is not met, Common Stock that represents at least 66 2/3% of the shares issuable upon conversion of the Preferred Stock on the Applicable Closing Date, subject to customary exceptions, the Company is required to give the Investor notice of any proposed issuance by the Company of any shares of Common Stock or preferred stock, or any shares convertible into or exchangeable for such shares, no less than five business days prior to the proposed date of issuance. The Investor is then entitled to purchase up to its pro rata share of the securities the Company proposes to issue, at the same price and on the same terms as those disclosed in the notice.
Standstill Restrictions
The Investor will be subject to certain standstill restrictions, including that its affiliates will be restricted from acquiring additional securities of the Company, until the later of (1) 90 days following the date no Apax Designees serve on the Company’s board of directors and the Investor has no rights (or has irrevocably waived its rights) to designate directors for election to the Company’s board and (2) the 24-month anniversary of the latest Applicable Closing Date.
Registration Rights
The Investor will have certain customary registration rights with respect to the Common Stock issuable upon conversion of the Preferred Stock pursuant to the terms of a registration rights agreement, a form of which is attached as Exhibit C to the Investment Agreement.
The foregoing description of the terms of the Preferred Stock, the Investment Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Investment Agreement and the exhibits thereto, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.
Item 3.02    Unregistered Sales of Equity Securities
The information regarding the Private Placements set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. Each of the Private Placements will be undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof. The Preferred Stock issued pursuant to the Investment Agreement and the Common Stock issuable upon conversion of the Preferred Stock may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.
Item 7.01    Regulation FD Disclosure
On December 4, 2019, the Company issued a press release relating to the Spin-Off and the Private Placements which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The Company is also posting an investor presentation to the ‘Investor Relations’ page of its website at www.verint.com. A copy of certain of the presentation materials is being furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.
Item 8.01    Other Information
On December 4, 2019, the Company announced its intention to separate the Company into two independent publicly traded companies: one which will consist of its Customer Engagement Solutions business, and one which will consist of its Cyber Intelligence Solutions business. The Company expects to implement the separation through a pro-rata distribution of common stock of a new entity that will hold the Cyber Intelligence Solutions business to our shareholders (the “Spin-Off”) that is intended to be tax-free to the Company’s shareholders for U.S. federal income tax purposes. The Company expects to complete the Spin-Off shortly after the end of the Company’s next fiscal year ending January 31, 2021.

The completion of the Spin-Off is subject to certain customary conditions, including final approval of the Company’s board of directors, receipt of tax opinions from counsel as well as rulings from the Internal Revenue Service and the Israeli Tax Authority with respect to tax treatment to the Company and its shareholders, and effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission. The Spin-Off is not expected to require a shareholder vote. There can be no assurance that any separation transaction will ultimately occur or, if one does occur, of its terms or timing. The separation structure is subject to change based upon various tax and regulatory factors.
On December 4, 2019, the Company also announced that its board of directors had authorized a new share repurchase program whereby we may repurchase up to $300 million of Common Stock over the period ending on February 1, 2021 (on or shortly before the closing of the planned Spin-Off described above). Repurchases are expected to be financed with the proceeds of the first tranche of the investment described above and available cash, including possible borrowings under the Company’s revolving credit facility. The Company may utilize a number of different methods to effect the repurchases, including but not limited to, open market purchases and accelerated share repurchases, and some of the repurchases may be made through Rule 10b5-1 plans. The specific timing, price, and size of purchases will depend on prevailing stock prices, general market and economic conditions, and other considerations, including the amount of cash available in the U.S. and other potential uses of cash. The program may be extended, suspended or discontinued at any time without prior notice and does not obligate the Company to acquire any particular amount of Common Stock.
Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements that reflect the current views of Verint Systems Inc. (“Verint”) with respect to future events and financial performance. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of the management of Verint, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.
These forward-looking statements are subject to various risks and uncertainties, many of which are outside of the control of Verint, including, without limitation: uncertainties regarding the impact of general economic conditions in the United States and abroad, particularly in information technology spending and government budgets, on our business; risks associated with our ability to keep pace with technological advances and challenges and evolving industry standards; to adapt to changing market potential from area to area within our markets; and to successfully develop, launch, and drive demand for new, innovative, high-quality products that meet or exceed customer needs, while simultaneously preserving our legacy businesses and migrating away from areas of commoditization; risks due to aggressive competition in all of our markets, including with respect to maintaining revenues, margins, and sufficient levels of investment in our business and operations; risks created by the continued consolidation of our competitors or the introduction of large competitors in our markets with greater resources than we have; risks associated with our ability to successfully compete for, consummate, and implement mergers and acquisitions, including risks associated with valuations, reputational considerations, capital constraints, costs and expenses, maintaining profitability levels, expansion into new areas, management distraction, post-acquisition integration activities, and potential asset impairments; risks relating to our ability to properly manage investments in our business and operations, execute on growth initiatives, and enhance our existing operations and infrastructure, including the proper prioritization and allocation of limited financial and other resources; risks associated with our ability to retain, recruit, and train qualified personnel in regions in which we operate, including in new markets and growth areas we may enter; risks that we may be unable to establish and maintain relationships with key resellers, partners, and systems integrators and risks associated with our reliance on third-party suppliers, partners, or original equipment manufacturers (“OEMs”) for certain components, products, or services, including companies that may compete with us or work with our competitors; risks associated with the mishandling or perceived mishandling of sensitive or confidential information, including information that may belong to our customers or other third parties, and with security vulnerabilities or lapses, including cyber-attacks, information technology system breaches, failures, or disruptions; risks that our products or services, or those of third-party suppliers, partners, or OEMs which we use in or with our offerings or otherwise rely on, including third-party hosting platforms, may contain defects, develop operational problems, or be vulnerable to cyber-attacks; risks associated with our significant international operations, including, among others, in Israel, Europe, and Asia, exposure to regions subject to political or economic instability, fluctuations in foreign exchange rates, and challenges associated with a significant portion of our cash being held overseas; risks associated with political factors related to our business or operations, including reputational risks associated with our security solutions and our ability to maintain security clearances where required, as well as risks associated with a significant amount of our business coming from domestic and foreign government customers; risks associated with complex and changing local and foreign regulatory environments in the jurisdictions in which we operate, including, among others, with respect to trade compliance, anti-corruption, information security, data privacy and protection, tax, labor, government contracts, relating to our own operations as well as to the use of our solutions by our customers; challenges associated with selling sophisticated solutions, including with respect to assisting customers in understanding and realizing the benefits of our solutions, and developing, offering, implementing, and maintaining a broad and sophisticated solution portfolio; challenges associated with pursuing larger sales opportunities, including with respect to longer sales cycles, transaction reductions, deferrals, or cancellations during the sales cycle; risk of customer concentration; challenges associated with our ability to accurately forecast when a sales opportunity will convert to an order, or to accurately forecast revenue and expenses, including as a result of our Customer Engagement segment cloud transition and our Cyber Intelligence segment software model transition, and increased volatility of our operating results from period to period; risks that our intellectual property rights may not be adequate to protect our business or assets or that others may make claims on our intellectual property, claim infringement on their intellectual property rights, or claim a violation of their license rights, including relative to free or open source components we may use; risks that our customers delay or cancel orders or are unable to honor contractual commitments due to liquidity issues, challenges in their business, or otherwise; risks that we may experience liquidity or working capital issues and related risks that financing sources may be unavailable to us on reasonable terms or at all; risks associated with significant leverage resulting from our current debt position or our ability to incur additional debt, including with respect to liquidity considerations, covenant limitations and compliance, fluctuations in interest rates, dilution considerations (with respect to our convertible notes), and our ability to maintain our credit ratings; risks arising as a result of contingent or other obligations or liabilities assumed in our acquisition of our former parent company, Comverse Technology, Inc. (“CTI”), or associated with formerly being consolidated with, and part of a consolidated tax group with, CTI, or as a result of the successor to CTI’s business operations, Mavenir Inc. (“Mavenir”), being unwilling or unable to provide us with certain indemnities to which we are entitled; risks relating to the adequacy of our existing infrastructure, systems, processes, policies, procedures, internal controls, and personnel, and our ability to successfully implement and maintain enhancements to the foregoing, for our current and future operations and reporting needs, including related risks of financial statement omissions, misstatements, restatements, or filing delays; risks associated with changing accounting principles or standards, tax laws and regulations, tax rates, and the continuing availability of expected tax benefits; risks associated with market volatility in the prices of our common stock and convertible notes based on our performance, third-party publications or speculation, or other factors and risks associated with actions of activist stockholders; and risks associated with the planned issuance of preferred stock to the Investor, including with respect to the Investor’s significant ownership position and potential that its interests will not be aligned with those of our common stockholders; and risks associated with the planned spin-off of our Cyber Intelligence business, including the possibility that the spin-off transaction may not be completed in the expected timeframe or at all, that it does not achieve the benefits anticipated, or that it negatively impacts our operations or stock price.
These and other factors are discussed in greater detail in the reports filed by Verint with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended January 31, 2019, Quarterly Report on Form 10-Q for the period ended April 30, 2019, and Quarterly Report on Form 10-Q for the period ended October 31, 2019, when filed. Although the information contained in this Current Report on Form 8-K represents the best judgment of Verint as of the date of this Current Report on Form 8-K based on information currently available and reasonable assumptions, Verint cannot give any assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, Verint cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date made. Verint is not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this report, except as otherwise may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Investment Agreement, dated December 4, 2019, by and between Verint Systems Inc. and Valor Parent LP*
99.1	Press Release of Verint Systems Inc., dated December 4, 2019
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within XBRL document)

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* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date:	December 4, 2019

		By:	/s/ Peter Fante
			Name:	Peter Fante
			Title:	Chief Administrative Officer